UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 21, 2020

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On July 21, 2020, eMagin Corporation (the “Company”) issued a press release announcing, its preliminary revenue for the second quarter ended June 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under this Item 2.02 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by eMagin Corporation dated July 21, 2020.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: July 21, 2020	By:	/s/ Mark A. Koch
Name: Mark A. Koch
Title: Acting Chief Financial Officer

3